Filed under Rule 497(e)

Registration No. 033-52742

SunAmerica Series Trust

SA American Funds Growth Portfolio

SA American Funds Global Growth Portfolio

SA American Funds Growth-Income Portfolio

SA American Funds Asset Allocation Portfolio

SA American Funds VCP Managed Allocation Portfolio

(collectively, the “Portfolios”)

Supplement dated January 23, 2023, to the Portfolios’ Prospectus, dated May 1, 2022, as supplemented and amended to date

At a Joint Special Meeting of Shareholders held on January 19, 2023, shareholders elected six trustees to the Board of Trustees of SunAmerica Series Trust, including one new trustee, and approved other matters presented to them in the Notice of Joint Special Meeting of Shareholders, dated November 4, 2022, and the associated Joint Proxy Statement.

Effective immediately, the following changes are made to the Prospectus:

The seventh and eighth paragraphs in the subsection of the Prospectus entitled “Management – Information about the Investment Manager to the Portfolios” are deleted in their entirety and replaced with the following:

SunAmerica is a limited liability company organized under the laws of Delaware, and managed, advised or administered assets in excess of $88.74 billion as of December 31, 2021. SunAmerica is an indirect, wholly-owned subsidiary of Corebridge Financial, Inc. (“Corebridge”), which is a majority-owned subsidiary of American International Group, Inc. (“AIG”), a U.S.-based international insurance organization.

AIG, the parent of Corebridge, has announced its intention to sell all of its interest in Corebridge over time (such divestment, the “Separation Plan”). On September 19, 2022, AIG sold a portion of its interest in Corebridge in an initial public offering of Corebridge common stock, following which AIG’s interest in Corebridge is approximately 78%. While AIG and Corebridge believe that Corebridge’s initial public offering did not result in a transfer of a controlling block of outstanding voting securities of SunAmerica or Corebridge (“a Change of Control Event”), it is anticipated that one or more of the transactions contemplated by the Separation Plan will ultimately be deemed a Change of Control Event resulting in the assignment and automatic termination of the current investment advisory and management agreement. To ensure that SunAmerica may continue to provide advisory services to the Portfolios without interruption, at a meeting held on October 13, 2022, the Board approved a new investment advisory and management agreement with SunAmerica, in connection with the Separation Plan. The Board also agreed to call and hold a joint meeting of shareholders on January 19, 2023, for shareholders of each Portfolio to (1) approve the new investment advisory and management agreement with SunAmerica that would be effective after the first Change of Control Event, and (2) approve any future investment advisory and management agreements approved by the Board and that have terms not materially different from the then-current agreement, in the event there are subsequent Change of Control Events arising from completion of the Separation Plan that terminate the investment advisory and management agreement after the first Change of Control Event. Approval of a future investment advisory and management agreement means that shareholders may not have another opportunity to vote on a new agreement with SunAmerica even upon a change of control, as long as no single person or group of persons acting together gains “control” (as defined in the 1940 Act) of SunAmerica. At the January 19, 2023 meeting, shareholders of the Portfolios approved the new and future investment advisory and management agreements.

SunAmerica has received an exemptive order from the SEC that permits SunAmerica, subject to certain conditions, to enter into subadvisory agreements relating to the Portfolios with unaffiliated subadvisers approved by the Board without obtaining shareholder approval. Thus, in the event that a Portfolio is no longer part of a master-feeder structure, the exemptive order permits SunAmerica, subject to the approval of the Board but without shareholder approval, to employ unaffiliated subadvisers for the Portfolios, change the terms of subadvisory agreements with unaffiliated subadvisers or continue the employment of existing unaffiliated subadvisers after events that would otherwise cause an automatic termination of a subadvisory agreement. Shareholders will be notified of any changes that are made pursuant to the exemptive order within 60 days of hiring a new subadviser or making a material change to an existing subadvisory agreement. The order also permits the Portfolios to disclose fees paid to subadvisers on an aggregate, rather than individual, basis. In addition, pursuant to no-action relief, the SEC staff has extended multi-manager relief to any affiliated subadviser, provided certain conditions are met. The Portfolios’ shareholders have approved the Portfolios’ reliance on the no-action relief. SunAmerica will determine if and when a Portfolio should rely on the no-action relief.

SunAmerica may terminate any subadvisory agreement with a subadviser without shareholder approval.

Capitalized terms used herein but not defined shall have the meanings assigned to them in the Prospectus.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.